UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, the board of directors (the "Board") of Instructure Holdings, Inc. (the "Company"), upon the recommendation of the Compensation and Nominating Committee of the Board, appointed Lloyd G. Waterhouse as a director of the Company, effective as of that same date. In addition, Mr. Waterhouse was appointed as a member of the Audit Committee of the Board.

Mr. Waterhouse will serve as a Class III director until the Company’s 2024 annual meeting of stockholders. In connection with his appointment, Mr. Waterhouse was granted 19,651 restricted stock units which will vest in three equal installments with one third vesting on the last market trading day immediately prior to each of the Company's 2022, 2023 and 2024 annual meetings of stockholders. Also, as a member of the Board, Mr. Waterhouse will receive an annual retainer of $30,000 payable in quarterly installments and, as a member of the Audit Committee, Mr. Waterhouse will receive an additional annual retainer of $10,000 payable in quarterly installments, such annual retainers to be pro-rated for the first year of service. In addition, Mr. Waterhouse will be reimbursed for reasonable out-of-pocket expenses that he incurs in connection with his services to the Company. The Company intends to enter into its standard form of indemnification agreement with Mr. Waterhouse. The form of indemnification agreement is filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-257473) filed with the Securities and Exchange Commission on June 28, 2021.

The Board has determined that Mr. Waterhouse is independent under the New York Stock Exchange listing standards. There was no arrangement or understanding between Mr. Waterhouse and any other person pursuant to which Mr. Waterhouse was selected as a director, and there are no related party transactions involving Mr. Waterhouse that are reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of a press release announcing Mr. Waterhouse’s appointment, as well as the appointment of Ossa Fisher, which was effective at the time of the Company’s initial public offering and was previously disclosed in the Company’s prospectus filed with the Securities and Exchange Commission on July 23, 2021, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 2, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Instructure Holdings, Inc.

Date:	September 2, 2021	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer Chief Legal Officer